UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
Gregory A. Reid	George J. Zornada
Salient Midstream & MLP Fund	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/13

Date of reporting period: 11/30/13

Item 1. Reports to Stockholders.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient Midstream & MLP Fund (“Fund”) for the year ended November 30, 2013. Please note that the information contained in this letter is based on data as of November 30, 2013.

As of November 30, 2013, the Fund had total consolidated assets of $349.9 million, net assets applicable to our common shares of $230.8 million (net asset value of $24.29 per share) and 9.5 million common shares outstanding. The Fund’s price per share was $22.78, which represents a 6.2% discount to its net asset value (“NAV”).2 The Fund’s investments, as of fiscal year-end are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of November 30, 2013:

Company Name	Sector	% Of Gross Assets
Enterprise Products Partners, L.P.**	MLP	8.5%
Kinder Morgan Management, LLC	MLP Affiliate	6.8%
Plains All American Pipeline, L.P.*	MLP	5.7%
Enbridge Energy Management, LLC	MLP Affiliate	5.5%
Plains GP Holdings, L.P.	Midstream Company	4.5%
Energy Transfer Equity, L.P.*	MLP	4.3%
Williams Companies, Inc.	Midstream Company	4.1%
ONEOK, Inc.	Midstream Company	3.5%
Kinder Morgan, Inc.	Midstream Company	3.5%
Crosstex Energy, Inc.	Midstream Company	3.4%
Total		49.8%

* Held indirectly through the wholly owned C-Corporation, Salient MLP & Energy Infrastructure, Inc.

** A portion of these shares are held indirectly through the C-Corporation.

Source: Salient Capital Advisors, LLC, November 2013.

For illustrative purposes only.

During fiscal 2013, the Fund’s NAV and market price total return was 33.0% and 23.8%, respectively, compared to 21.6% for the Alerian MLP Index (AMZ), during the same period.3 Top contributors to the Fund’s performance in fiscal 2013 include Crosstex Energy, Inc. (XTXI), Enterprise Products Partners, L.P. (EPD), and Targa Resources Corp. (TRGP). Top detractors from the Fund’s performance include Linn Co, LLC (LNCO), Linn Energy, LLC (LINE) and the Fund’s hedging transactions, which detracted approximately $4.8 million from the Fund’s performance, due to the strength of MLP returns in 2013.

The Fund’s distribution has increased for five consecutive quarters and is currently $0.347 as of the last distribution paid on November 29, 2013. That represents a distribution increase of 5.2% over the past 12 months. As a result, the current annualized distribution represents a yield of 6.9% based on the original $20.00 IPO price as shown in the charts below:4

Distributions Paid Per Share

Source: Salient Capital Advisors, LLC, November 2013.

For illustrative purposes only. Past performance is no guarantee of future results.

3 Alerian Capital Management, December 2013.

4 No investment strategy can guarantee performance results.

Yield on Original $20 IPO Price*

Source: Salient Capital Advisors, LLC, November 2013.

* For illustrative purposes only. Actual return and yield scenarios may vary substantially from the figures illustrated above. Past performance does not guarantee future results.

Market Review

From the end of November 2012 through November 2013, MLPs gained 21.6% buoyed in our view by strong organic capex budgets that have supported attractive sector-wide distribution growth. Investor interest in MLPs continued to be robust as witnessed by five closed-end fund launches (raising an aggregate of nearly $4B) and a record 21 individual MLP IPOs which raised an additional $9.9 B including the $2.1B Plains GP Holdings offering which was the single largest North American IPO in 2013.

Performance was front-loaded with MLPs recording 70% of their 2013 returns during the first half of the year (through May) which we largely attribute to a “catch-up” as MLPs had lagged the broader market considerably during the prior year. When the Fed raised the possibility of “tapering” its quantitative easing (QE) program in late May, MLPs stalled as we believe investors mulled over what the impact would be for MLPs in what would likely be a rising interest rate environment. For the next three months (June-August), MLPs moved sideways gaining just 0.1% as investors continued to wrestle with the ultimate impact of the Fed’s actions. During this period, per our analysis MLPs held up better than other income-oriented asset classes such as utilities which fell 1.7% while REITs tumbled 8.8%.5 Interestingly, MLPs resumed their upward trajectory following the Fed’s September “non-taper” announcement. MLPs gained 6% over the final three months of the fiscal year we believe due to investors getting comfortable with slightly higher interest rates if those rates are rising as the result of an improving macroeconomic picture. Our research indicates that MLP performance historically has not gone negative until the yield spread between the US 10 Year Treasury yield and MLP yields dip below 150 bps. The current yield spread is 335 bps as of November 30, 2013 with MLPs at 6.1% and the US 10 Year Treasury yield at 2.8%, so we believe that MLPs still have some room to run.

5 MSCI U.S. REIT Index, a free float-adjusted market capitalization index, consists of equity REITs that are included in the MSCI US Investable Market 2500 Index, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. RISKS: Real estate industry concentration risk (non-diversification), interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, and inflation risk exist. Dow Jones U.S. Utilities Index measures the performance of utility companies within the United States. RISKS: Non-diversified and therefore may be more volatile than the S&P 500 Index.

Performance Snapshot as of November 30, 2013 (unaudited)

Price Per Share	1-Year Total Return*	Since Inception*
$24.29 (NAV)	32.95%	20.81%
$22.78 (Market Price)	23.79%	15.82%

Source: Salient Capital Advisors, LLC, November 2013.

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions.

Summary

Because fewer “bargains” exist as we enter 2014, we believe that intelligent stock selection will be even more critical to investing success over the next 12 months than it usually is. We know it is trite to say that 2014 is going to be a “stock picker’s market” but with many MLPs trading at or near their highs as we close out 2013, correctly choosing the names that have the ability to outperform will be challenging. We readily accept this challenge for 2014 and beyond. Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income (loss).

Year Ended November 30, 2013
Net investment loss, before income taxes	($2,412,732)
Reconciling items:
Return of capital of distributions (a)	12,279,566
Dividends paid in stock (b)	2,625,642
Option premium earnings (c)	260,462

Distributable cash flow (non-GAAP)	$12,752,938
Distributions paid on common stock	$12,976,355
Distributable cash flow coverage ratio (non-GAAP)	0.98
Distributable cash flow coverage ratio since inception (non-GAAP)	0.97

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income (loss), whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call option contracts, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income (loss). See Note 2 — Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of call option contracts.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Salient Midstream & MLP Fund:

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ equity of Salient Midstream & MLP Fund and Subsidiary (the Fund), including the consolidated schedule of investments, as of November 30, 2013, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and the period from May 24, 2012 (commencement of operations) through November 30, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient Midstream & MLP Fund and Subsidiary as of November 30, 2013, the results of their operations and cash flows for the year then ended and the changes in their net assets and the financial highlights for the year then ended and the period from May 24, 2012 through November 30, 2012 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

January 27, 2014

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

November 30, 2013

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—148.9%
Coal—3.0%
United States—3.0%
Alliance Holdings GP, L.P.(1)(2)(3)	126,221	$6,940,893

		6,940,893

Crude/Natural Gas Production—5.5%
United States—5.5%
Memorial Production Partners, L.P.(1)	317,000	6,324,150
Western Gas Equity Partners, L.P.(2)	145,246	6,274,627

		12,598,777

Crude/Refined Products Pipelines—52.1%
United States—52.1%
Arc Logistics Partners, L.P.(3)	127,957	2,578,334
Crestwood Midstream Partners, L.P.(2)	277,857	6,290,682
Enbridge Energy Management, LLC(2)(3)(4)	667,702	19,069,569
Kinder Morgan, Inc.(2)	341,188	12,125,822
Kinder Morgan Management, LLC(2)(3)(4)	307,614	23,554,003
Magellan Midstream Partners, L.P.(1)(2)(3)	132,750	8,249,085
Plains All American Pipeline, L.P.(1)(2)(3)	388,700	20,045,258
Plains GP Holdings, L.P., Class A(2)(3)	672,133	15,795,126
Rose Rock Midstream, L.P.(2)(3)	183,123	6,568,622
Summit Midstream Partners, L.P.(2)	178,741	6,002,123

		120,278,624

Electric Utilities—2.8%
United States—2.8%
NRG Yield, Inc., Class A(2)(3)	176,446	6,378,523

		6,378,523

Natural Gas Gathering/Processing—41.1%
United States—41.1%
Atlas Energy, L.P.(2)	49,443	2,194,280
Crosstex Energy, Inc.(2)	366,805	11,921,163
Crosstex Energy, L.P.(2)(3)	80,481	2,144,014
DCP Midstream Partners, L.P.(2)(3)	137,063	6,603,695
EMG Utica I Offshore Co-Investment, L.P.(3)(5)(6)(7)(8)	9,000,000	9,538,200
Linn Energy, LLC(1)(2)	346,540	10,541,747
MarkWest Energy Partners, L.P.(2)(3)	120,963	8,354,914
Midcoast Energy Partners, L.P.(3)	85,400	1,536,346
NGL Energy Partners, L.P.(5)(7)	310,500	9,848,570
Targa Resources Corp.(2)	118,264	9,590,028
Targa Resources Partners, L.P.(2)(3)	161,084	8,223,338
Williams Companies, Inc.(2)	410,389	14,453,901

		94,950,196

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2013

	Shares/Units	Fair Value

Natural Gas/Natural Gas Liquids Pipelines—34.3%
United States—34.3%
Buckeye Partners, L.P.(2)	56,810	$3,868,193
El Paso Pipeline Partners, L.P.(1)(2)(3)	191,425	7,959,452
Energy Transfer Equity, L.P.(1)(2)(3)	201,559	15,070,566
Enterprise Products Partners, L.P.(1)(2)(3)	470,359	29,618,508
EQT Midstream Partners, L.P.(2)(3)	82,734	4,549,543
ONEOK, Inc.(2)	211,996	12,310,608
Spectra Energy Corp.(2)	175,476	5,887,220

		79,264,090

Shipping—10.1%
Bermuda—4.4%
Golar LNG Partners, L.P.(2)	315,218	10,080,672
Republic of the Marshall Islands—2.4%
Dynagas LNG Partners, L.P.(3)	201,841	3,784,519
Navios Maritime Partners, L.P.(2)	102,801	1,728,085
United States—3.3%
Capital Product Partners, L.P.(2)(3)	174,840	1,566,566
Capital Product Partners, L.P. - Preferred Units(3)(5)(7)(8)	622,222	6,125,278
		23,285,120

Total Master Limited Partnerships and Related Companies (Cost $269,353,561)		343,696,223

Total Investments—148.9% (Cost $269,353,561)		$343,696,223
Credit Facility—(45.7)%		(105,500,000)
Other Assets and Liabilities—(3.2)%		(7,438,735)

Total Net Assets Applicable to Common Shareholders—100.0%		$230,757,488

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.
(1)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of November 30, 2013 the total fair value of securities held as collateral for the line of credit agreement is $260,253,423.

(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 11.1% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.

(6)	Affiliated investment for which ownership exceeds 25% of partners’ capital.
(7)

Restricted securities are exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to consolidated financial statements for further information.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2013

(8)

Securities have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represent 6.8% of net assets applicable to common shareholders. See footnote 2(g) in the notes to consolidated financial statements for further information.

Salient Midstream & MLP Fund invested in the following industries as of November 30, 2013:

	Fair Value	% of Net Assets
Coal	$6,940,893	3.0%
Crude/Natural Gas Production	12,598,777	5.5%
Crude/Refined Products Pipelines	120,278,624	52.1%
Electric Utilities	6,378,523	2.8%
Natural Gas Gathering/Processing	94,950,196	41.1%
Natural Gas/Natural Gas Liquids Pipelines	79,264,090	34.3%
Shipping	23,285,120	10.1%
Other*	(112,938,735)	(48.9)%

Total	$230,757,488	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of November 30, 2013:

	Fair Value	% of Net Assets
Bermuda	$10,080,672	4.4%
Republic of the Marshall Islands	5,512,604	2.4%
United States	328,102,947	142.1%
Other*	(112,938,735)	(48.9)%

Total	$230,757,488	100.0%

*	Includes net other assets and liabilities.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

November 30, 2013

Assets:
Investments at fair value (cost $269,353,561)	$343,696,223
Cash and cash equivalents	2,333,147
Dividends and interest receivable	94,830
Deferred tax asset	1,008,414
Receivable from investments sold	2,718,049
Prepaids and other assets	19,839

Total assets	349,870,502

Liabilities:
Credit facility	105,500,000
Payable for investments purchased	3,263,165
Line of credit fees payable	1,243
Payable to Adviser	276,366
Interest payable	85,189
Accounts payable and accrued expenses	409,966
Deferred tax liability	9,577,085

Total liabilities	119,113,014

Net assets applicable to common shareholders	$230,757,488

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 9,499,651 shares issued and outstanding (10,215,463 shares authorized)	$94,997
Paid-in capital	170,567,448
Accumulated net investment loss	(194,149)
Accumulated net realized loss	(4,476,385)
Net unrealized appreciation on investments	64,765,577

Net assets applicable to common shareholders	$230,757,488

Net Asset Value:
Net assets applicable to common shareholders	$230,757,488
Common shares outstanding	9,499,651

Net asset value per common share outstanding	$24.29

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

Year Ended November 30, 2013

Investment Income:
Distributions from master limited partnerships	$12,327,491
Less return of capital on distributions	(12,279,566)

Net distributions from master limited partnerships	47,925
Dividends from master limited partnership related companies	2,365,195
Dividend income	67
Interest income	16,998

Total Investment Income	2,430,185

Operating Expenses:
Investment management fees	3,760,309
Administration fees	149,377
Trustees fees	67,350
Line of credit commitment fees	6,038
Custodian fees	28,109
Professional fees	319,224
Interest expense	855,856
Other expenses	288,157

Total Expenses	5,474,420

Less expenses reimbursed by the Adviser	(631,503)

Net Expenses	4,842,917

Net Investment Loss, Before Income Taxes	(2,412,732)
Deferred tax benefit	(1,406,828)

Net Investment Loss	(1,005,904)

Realized and Unrealized Gain (Loss):
Net realized gain on investments	14,726,782
Net realized gain on written options contracts	260,462
Net realized loss on futures contracts	(1,207,886)
Net realized loss on swap agreements	(3,850,320)

Net realized gain, before income taxes	9,929,038
Current tax expense	1,048,080

Net realized gain	8,880,958

Change in unrealized appreciation/depreciation from investments, written options contracts, futures contracts and swap agreements, before income taxes	58,113,903
Deferred tax expense	6,564,034

Change in unrealized appreciation/depreciation from investments, written options contracts, futures contracts and swap agreements	51,549,869

Net realized and unrealized gain from investments, written options contracts, futures contracts and swap agreements	60,430,827

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$59,424,923

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statements of Changes in Net Assets

	Year Ended November 30, 2013	Period from May 24, 2012(1) through November 30, 2012
Operations:
Net investment income (loss), net of income taxes	$(1,005,904)	$106,124
Net realized gain (loss), net of income taxes	8,880,958	(3,953,868)
Change in unrealized appreciation/depreciation, net of income taxes	51,549,869	13,215,708

Net increase in net assets applicable to common shareholders resulting from operations	59,424,923	9,367,964

Distributions:
In excess of net investment income	(8,150,649)	—
Return of capital	(4,825,706)	(6,201,092)

Total distributions to common shareholders	(12,976,355)	(6,201,092)

Capital Shares Transactions:
Proceeds from initial public offering of 9,000,000 common shares	—	180,000,000
Proceeds from additional offering of 459,100 common shares	—	9,182,000
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(8,891,555)
Issuance of 29,119 and 6,432, respectively, common shares from reinvestment of distributions to common shareholders	624,121	127,482

Net increase in net assets applicable to common shareholders from capital transactions	624,121	180,417,927

Total increase in net assets applicable to common shareholders	47,072,689	183,584,799

Net Assets:
Beginning of period	183,684,799	100,000

End of period	$230,757,448	$183,684,799

Accumulated net investment income (loss)	$(194,149)	$527,603

(1)	Commencement of operations

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

Year Ended November 30, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$59,424,923
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(269,573,387)
Proceeds from disposition of investments	247,543,677
Return of capital on distributions from master limited partnerships	12,279,566
Premiums paid on credit default swap agreements	379,737
Premiums from written call options	716,477
Net realized gain on investments	(14,726,782)
Net realized gain on written options contracts	(260,462)
Change in unrealized appreciation/depreciation from investments	(57,382,390)
Change in unrealized appreciation/depreciation from swap agreements	(823,880)

Change in operating assets and liabilities:
Deposits with brokers for futures contracts	1,416,000
Deposits with brokers for swap agreements	410,000
Dividends and interest receivable	159,333
Deferred tax asset	(358,748)
Receivable from investments sold	(1,314,260)
Variation margin on futures contracts	(16,128)
Prepaids and other assets	(12,089)
Payable for investments purchased	2,865,213
Line of credit fees payable	(7,312)
Payable to Adviser	50,132
Trustee fees payable	(22,500)
Interest payable	85,189
Accounts payable and accrued expenses	114,314
Deferred tax liability	6,564,034

Net cash used in operating activities	(12,489,343)

Cash flows from financing activities:
Advances from credit facility	128,300,000
Repayments on credit facility	(98,000,000)
Distributions paid to common shareholders, net of reinvestments	(15,477,510)

Net cash provided by financing activities	14,822,490

Net increase in cash and cash equivalents	2,333,147
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$2,333,147

Supplemental schedule of cash activity:
Cash paid for interest during the year	$792,931
Cash paid for non-use fees during the year	13,350
Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$624,121

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

	Year Ended November 30, 2013	Period from May 24, 2012(1) through November 30, 2012
Per Common Share Data:(2)
Net Asset Value, beginning of period	$19.40	$20.00
Income from investment operations:
Net investment income (loss)(3)	(0.11)	0.01
Net realized and unrealized gain from investments	6.37	1.00

Net increase resulting from operations	6.26	1.01

Distributions paid from:
In excess of net investment income	(0.86)	—
Return of capital	(0.51)	(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	—	(0.95)

Net Asset Value, end of period	$24.29	$19.40

Per common share market value, end of period	$22.78	$19.54

Total Investment Return Based on Market Value(5)(6)	23.79%	1.13%

Ratios to Average Net Assets:(7)
Net investment income (loss)	(0.47)%	0.11%
Gross operating expenses	5.44%	4.94%
Net operating expenses(8)	5.14%	4.69%
Net operating expenses (excluding deferred income tax benefit/expense)(8)	2.25%	2.22%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$230,757	$183,685
Average net assets (000s)	214,892	184,441
Portfolio turnover(5)	74.87%	47.73%
Asset coverage per $1,000 unit of senior indebtedness(9)	$3,187	$3,443
Short-term borrowings, end of period (000s)	$105,500	$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for periods indicated.
(3)	Per share net investment gain has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.
(6)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7)	Annualized for periods less than one year.
(8)

The amount includes an investment adviser waiver representing 0.30% and 0.25% for the periods ended November 30, 2013 and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.

(9)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

November 30, 2013

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES – In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION – Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•

DERIVATIVES – Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date,

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Notes to Consolidated Financial Statements, continued

November 30, 2013

the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED – The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

•

INVESTMENT FUNDS – Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or NAV as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER – Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the level of inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at November 30, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Capital Product Partners, L.P. – Preferred Units*	2.7%	6/4/12	$5,599,998	622,222	$6,125,278
EMG Utica I Offshore Co-Investment, L.P*.	4.1%	2/22/13	9,000,000	9,000,000	9,538,200
NGL Energy Partners, L.P.**	2.7%	6/24/13	5,541,610	197,000	6,274,450
NGL Energy Partners, L.P.**	1.2%	9/30/13	2,535,000	84,500	2,680,340
NGL Energy Partners, L.P.**	0.4%	11/5/13	858,110	29,000	893,780

Total	11.1%		$23,534,718	9,932,722	$25,512,048

*	Securities have been deemed illiquid by the Adviser based on procedures approved by the Board.
**	Securities have been deemed liquid by the Adviser based on procedures approved by the Board.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities, but the fund does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended November 30, 2013:

Security	Fair Value 11/30/2012	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 11/30/2013	Interest/ Dividend Income
EMG Utica I Offshore Co-Investment, L.P.	$—	$9,000,000	$—	$—	$538,200	$9,538,200	$—

(i) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

(j) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

All open derivative positions at period end, if any, are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS – The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the year ended November 30, 2013:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2012	—	$—
Options written	53,134	1,914,625
Options exercised	(12,619)	(456,015)
Options expired	(22,993)	(795,940)
Options closed	(17,522)	(662,670)

Written options outstanding at November 30, 2013	—	$—

FUTURES CONTRACTS – The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying asset. The underlying assets are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS – The Fund invests in swap agreements, primarily credit default and total return swap agreements, as part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap agreement would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. Additionally, risks may arise from the unanticipated

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Notes to Consolidated Financial Statements, continued

November 30, 2013

movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

As of November 30, 2013, the Fund held no investments in derivative instruments.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended November 30, 2013.

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Futures Contracts	$(2,505,339)	$(187,309)
Swap Agreements	(2,755,019)	—
Written Call Options	260,462	—
Commodity Risk Exposure:
Futures Contracts	1,177,507	94,465
Credit Risk Exposure:
Swap Agreements	(1,095,301)	823,880
Interest Rate Risk Exposure:
Futures Contracts	119,946	476

The following is a summary of the average monthly notional value of written options, futures contracts and swap agreements including credit default swaps where protection was purchased during the year ended November 30, 2013.

	Average Monthly Notional Value	Notional Value Outstanding at November 30, 2013
Written call options	$178,655	$—
Futures contracts sold	21,709,663	—
Total return swap agreements	19,268,713	—

(l) OFFERING COSTS

Offering costs (excluding underwriter discounts and commissions) of $375,302 were charged to additional paid-in capital during the fiscal period ended November 30, 2012, when the shares were issued.

(m) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2013

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains, if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. For the year ended November 30, 2013, 37% of the Fund’s distributions are return of capital.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

(n) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

(o) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic

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Notes to Consolidated Financial Statements, continued

November 30, 2013

corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations, with the comment period ending October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in MLPs (whether held in the Fund directly or held in the Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

(p) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (‘‘ASU’’) No. 2013-01 ‘‘Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities’’ (‘‘ASU 2013-01’’) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 ‘‘Disclosures about Offsetting Assets and Liabilities’’ (‘‘ASU 2011-11’’). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2013-01 and ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements disclosures.

(q) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2013, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $12,279,566 of dividends and distributions received from its investments. Net realized gain was increased by $6,370,312 and change in net unrealized appreciation/depreciation was increased by $5,909,254 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

(r) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2013, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical securities

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of November 30, 2013, of the Fund’s investments based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
	Investment Securities	Investment Securities	Investment Securities	Investment Securities
Investments
Master Limited Partnerships and Related Companies
Natural Gas
Gathering/Processing	$75,563,426	$9,848,570	$9,538,200	$94,950,196
Shipping	17,159,842	6,125,278	—	23,285,120
Other Master Limited Partnerships and Related Companies	225,460,907	—	—	225,460,907

Total	$318,184,175	$15,973,848	$9,538,200	$343,696,223

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Notes to Consolidated Financial Statements, continued

November 30, 2013

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of November 30, 2013.

Type of Assets	Fair Value as of November 30, 2013	Valuation Technique(s)	Liquidity of Investments	Adjustments to Fair Value**
Master Limited Partnerships and Related Companies
EMG Utica I Offshore Co-Investment, L.P.	$9,538,200	NAV as Practical Expedient*	Greater than Quarterly	None

Total Investments	$9,538,200

*	Unobservable valuation input.
**	Fair Value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended November 30, 2013. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of November 30, 2012	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of November 30, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$700,000	$9,000,000	$(700,000)	$—	$538,200	$9,538,200

Total Investments	$700,000	$9,000,000	$(700,000)	$—	$538,200	$9,538,200

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $110,000,000 credit facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average amount of borrowings during the year ended November 30, 2013, was $71,809,315. The weighted average interest rate paid on the lines of credit on borrowings during the same period was 0.94%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $34,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average amount of borrowings during the year ended November 30, 2013, was $19,833,425. The weighted average interest rate paid on the lines of credit on borrowings during the same period was 0.94%.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the

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Notes to Consolidated Financial Statements, continued

November 30, 2013

payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$8,150,649	$—	$8,150,649	$4,825,706	$12,976,355

The tax character of dividends paid to shareholders during the tax year ended in 2012 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$6,201,092	$6,201,092

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$274,024,095

Gross unrealized appreciation	74,626,465
Gross unrealized depreciation	(4,954,337)

Net unrealized appreciation (depreciation) before tax	69,672,128
Net unrealized appreciation (depreciation) after tax	60,095,043
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	—

Total accumulated earnings (losses)	$60,095,043

As of the end of the tax year ended November 30, 2013, the Fund had no capital loss carryforwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st and nonspecified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no deferred losses for the tax year ended November 30, 2013.

CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. As of November 30, 2013, the Fund had no CLCFs attributable to the Subsidiary.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$1,008,414

Total deferred tax assets	1,008,414
Less deferred tax liability:
Unrealized gain on investment securities	(9,577,085)

Total deferred tax liability	(9,577,085)

Total net deferred tax liability	$8,568,671

The Fund has net operating loss carryforwards (“NOLs”) attributable to the Subsidiary as summarized below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended Net Operating Loss
November 30, 2012	$(147,078)	November 30, 2032
November 30, 2013	(2,654,073)	November 30, 2033

Net operating loss carryforward	$(2,801,151)

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2013, as follows:

	Current	Deferred	Total
Application of statutory income tax rate	$989,853	$4,870,695	$5,860,548
State income taxes, net of federal tax benefit	58,227	286,511	344,738

Total income tax expense	$1,048,080	$5,157,206	$6,205,286

(6) INVESTMENT TRANSACTIONS

For the year ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $253,128,551 and $228,373,691, respectively.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Administrator also provides the Fund with legal, compliance, custody and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

The Adviser has contractually agreed to waive its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly net assets (excluding any liabilities related to borrowings and taxes) until May 31, 2014.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

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Notes to Consolidated Financial Statements, continued

November 30, 2013

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify gains or losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 9,499,651 shares issued and outstanding at November 30, 2013. Transactions in common shares for the year ended November 30, 2013 were as follows:

Shares issued and outstanding at November 30, 2012	9,470,532
Shares issued through reinvestment of dividends	29,119

Shares issued and outstanding at November 30, 2013	9,499,651

(11) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of November 30, 2013.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

November 30, 2013

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 53 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012;

Salient MLP & Energy Infrastructure Fund (investment company) since 2011;

Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Andrew B. Linbeck(1) Age: 49 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011;

Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

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(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Greg A. Reid(1) Age: 48 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee, President and Chief Executive Officer (Since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007- 2010; Merrill Lynch Private Banking Group, 1997-2007.	2	Salient MLP & Energy Infrastructure Fund (investment company) since 2011.
A. Haag Sherman(1) Age: 48 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Non-executive vice chairman of Salient, since 2012.	2	The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Blue Dolphin Energy Company since 2012; PlainsCapital Corporation, since 2009.

(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient Capital Advisors, LLC (“Salient”).

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November 30, 2013

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 74 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	9	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Brandes Investment Trust (investment companies) (four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Age: 52 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years.	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.

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November 30, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 57 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	9

The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Monebo Technologies Inc., since 2009;

The National Math and Science Initiative, and Space Agency, since 2008;

Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 76 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

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(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Age: 77 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009.
Scott E. Schwinger Age: 48 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	9	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (five funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

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(Unaudited)

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 40 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since July 2010).	CCO, Salient since 2010; Consultant, 2009-2010; Chicago Investment Group (compliance consulting), US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Age: 46 Address: c/o Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	Treasurer; Principal Financial Officer (Since January 2010).	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer of Salient since 2003.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

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November 30, 2013

(Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

SALIENT MIDSTREAM & MLP FUND

Privacy Policy (Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. G. Edward Powell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2013	2012
Audit Fees	$52,500	$50,000
Audit-Related Fees	$3,000	$16,000
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

2013	2012
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2013	2012
$0	$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Jonathan P. Carroll, Dr. Bernard A. Harris, Jr., G. Edward Powell, and Scott E. Schwinger.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SALIENT MIDSTREAM & MLP FUND

(the “Fund”)

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Fund seeks to assure that proxies received by the Fund are voted in the best interest of the Fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Advisor and Sub-Advisor Policies

Except as provided in Section III below, the Fund delegates the authority to vote proxies related to portfolio securities to Salient Capital Advisors, LLC, (the “Advisor”), as investment advisor to the Fund. For each portion of the Fund’s portfolio managed by a sub-advisor retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Advisor”), the Advisor in turn may delegate its proxy voting authority to the Sub-Advisor responsible for that portion of the Fund’s portfolio. The Board of Trustees of the Fund adopts the proxy voting policies and procedures of the Advisor and Sub-Advisors as the proxy voting policies and procedures that will be used by the respective entity when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Advisor or Sub-Advisor seeks the Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent Trustees of the Fund may provide the Fund’s consent to vote.

IV.	Annual Review of Proxy Voting Policies of Advisor and Sub-Advisors

The Board of Trustees of the Fund will review on an annual basis the proxy voting policies of the Advisor and Sub-Advisors applicable to the Fund.

Dated: April 12, 2012

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Greg A. Reid, Frank T. Gardner III and Lee Partridge (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Greg A. Reid	Trustee, President and Chief Executive Officer (since inception)	Member, Investment Committee of Salient Capital Advisors, LLC and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.

Frank T. Gardner III	Director and Portfolio Manager since 2012.	Portfolio Manager and Director of Research for Salient Capital Advisors, LLC from 2010 to 2011. Portfolio Manager for Telemus Capital Partners from 2007 to 2010.

Lee Partridge	Managing Director and Chief Investment Officer since 2012.	Chief Investment Officer of Salient Partners, LP since November 2010. Founder and CEO of Integrity Capital, LLC, from September 2009 to November 2010. Head of fixed income and deputy chief investment officer at the Teacher Retirement System of Texas from May 2001 to September 2009.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2013:

Name	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Greg A. Reid
Registered investment companies	2	$628M	0	$-
Other pooled investment companies	5	$404M	2	$314M
Other accounts	4	$603M	2	$63M
Frank T. Gardner III
Registered investment companies	2	$628M	0	$-
Other pooled investment companies	5	$404M	2	$314M
Other accounts	4	$603M	2	$63M
Lee Partridge
Registered investment companies	11	$3,095M	0	$-
Other pooled investment companies	9	$884M	0	$-
Other accounts	1	$9,739M	1	$9,739M

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and EnergyInfrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2013:

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of the Fund’s equity securities prior to this offering; however, through their limited partner interests in the parent company of the adviser, which owned all the Fund’s outstanding shares as of April 23, 2012 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of the Fund’s securities.

(a)(4) As of November 30, 2013:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Greg A. Reid	$—
Frank T. Gardner III	$—
Lee Partridge	$—

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2012 through December 31, 2012	—	N/A	N/A	N/A
January 1, 2013 through January 31, 2013	—	N/A	N/A	N/A
February 1, 2013 through February 28, 2013	—	N/A	N/A	N/A
March 1, 2013 through March 31, 2013	—	N/A	N/A	N/A
April 1, 2013 through April 30, 2013	—	N/A	N/A	N/A
May 1, 2013 through May 31, 2013	—	N/A	N/A	N/A
June 1, 2013 through June 30, 2013	—	N/A	N/A	N/A
July 1, 2013 through July 31, 2013	—	N/A	N/A	N/A
August 1, 2013 through August 31, 2013	—	N/A	N/A	N/A
September 1, 2013 through September 30, 2013	—	N/A	N/A	N/A
October 1, 2013 through October 31, 2013	—	N/A	N/A	N/A
November 1, 2013 through November 30, 2013	—	N/A	N/A	N/A
Total	—

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date:	January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid President and Chief Executive Officer

Date:	January 27, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price Principal Financial Officer

Date:	January 27, 2014